Income Taxes (Reconciliation Of Income Tax Expense Based On Federal Statutory Rate To Amount Per Effective Tax Rate) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes
Taxes computed at federal statutory rate	$ 2,351	$ 6,383	$ 6,481
State and local income taxes - net of federal income tax benefit	210	441	554
Income tax change due to goodwill impairment	961
Healthcare Reform Legislation		917
IRS Settlement - 2008 Wireless Restructuring		(8,300)
Other - net	(990)	(603)	(944)
Total	$ 2,532	$ (1,162)	$ 6,091
Effective Tax Rate	37.70%	(6.40%)	32.90%
Statutory federal income tax rate	35.00%